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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

            Each of the undersigned officers and directors of Trans-Resources, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint Arie Genger and Lester W. Youner, and each of them, as the undersigned's true and lawful attorney-in-fact, with full power to each of them to act without the other, to execute in the name and on behalf of the undersigned, individually and in the capacity stated below, the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1998 and any and all amendments thereto, which amendments may make such changes in such Form 10-K as either such attorney-in-fact may deem appropriate.

            Each of the undersigned does further hereby ratify and confirm all that either said attorney-in-fact may do or cause to be done pursuant to the power granted hereby.

Dated: March 29, 1999

                                    /s/ Arie Genger
                                    --------------------------------------------
                                    Arie Genger
                                    Director,
                                    Chairman of the Board and
                                    Chief Executive Officer
                                    (principal executive officer)

                                    /s/ Lester W. Youner
                                    --------------------------------------------
                                    Lester W. Youner
                                    Vice President,
                                    Treasurer and
                                    Chief Financial Officer and Secretary
                                    (principal financial and
                                    accounting officer)

                                    /s/ Thomas G. Hardy
                                    --------------------------------------------
                                    Thomas G. Hardy
                                    Director

                                    /s/ Martin A. Coleman
                                    --------------------------------------------
                                    Martin A. Coleman
                                    Director

                                    /s/ Sash A. Spencer
                                    --------------------------------------------
                                    Sash A. Spencer
                                    Director

                                    /s/ Avi Pelossof
                                    --------------------------------------------
                                    Avi Pelossof
                                    Director


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